Exhibit 99.2
Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands, except share data)

	March 31,	December 31,
	2008	2007
Assets

Cash and cash equivalents	$131,183	195,181
Restricted cash	1,869	2,207
Current income tax receivable	27,407	27,407
Inventory of real estate	234,223	227,290
Assets held for sale	95,775	96,214
Investments:
Bluegreen Corporation	116,340	116,014
Other equity securities	33,152	—
Other	2,565	2,565
Property and equipment, net	33,826	33,566
Other assets	12,354	12,407

Total assets	$688,694	712,851

Liabilities and Shareholders’ Equity

Accounts payable, accrued liabilities and other	$40,249	41,618
Liabilities related to assets held for sale	81,792	80,093
Notes and mortgage notes payable	177,067	189,768
Junior subordinated debentures	85,052	85,052
Loss in excess of investment in subsidiary	55,214	55,214

Total liabilities	439,374	451,745

Shareholders’ equity:
Preferred stock, $0.01 par value
Authorized: 5,000,000 shares
Issued and outstanding: no shares	—	—

Class A Common Stock, $0.01 par value
Authorized: 150,000,000 shares
Issued and outstanding: 95,040,731 shares	950	950

Class B Common Stock, $0.01 par value
Authorized: 10,000,000 shares
Issued and outstanding: 1,219,031 shares	12	12

Additional paid-in capital	336,693	336,795
Accumulated deficit	(88,968)	(78,537)
Accumulated other comprehensive income	633	1,886

Total shareholders’ equity	249,320	261,106

Total liabilities and shareholders’ equity	$688,694	712,851

Levitt Corporation
Consolidated Statements of Operations — Unaudited
(In thousands, except per share data)

	For the three months
	ended March 31,
	2008	2007
Revenues:
Sales of real estate	$154	141,298
Other revenues	746	1,912

Total revenues	900	143,210

Costs and expenses:
Cost of sales of real estate	28	112,908
Selling, general and administrative expenses	12,075	32,314
Interest expense	2,719	—
Other expenses	—	482

Total costs and expenses	14,822	145,704

Earnings from Bluegreen Corporation	526	1,744
Interest and other income	1,599	2,340

(Loss) income from continuing operations before income taxes	(11,797)	1,590
Provision for income taxes	—	(611)

(Loss) income from continuing operations	(11,797)	979
Discontinued operations:
Income (loss) from discontinued operations	1,366	(3)

Net (loss) income	$(10,431)	976

Basic (loss) earnings per common share:
Continuing operations	$(0.12)	0.05
Discontinued operations	0.01	—

Total basic (loss) earnings per common share	$(0.11)	0.05

Diluted (loss) earnings per common share:
Continuing operations	$(0.12)	0.05
Discontinued operations	0.01	—

Total diluted (loss) earnings per common share	$(0.11)	0.05

Weighted average common shares outstanding:
Basic	96,257	20,217
Diluted	96,257	20,228

Dividends declared per common share:
Class A common stock	$—	0.02
Class B common stock	$—	0.02

LEVITT CORPORATION
Summary of Selected Financial Data (unaudited)

	As of or for the
	Three Months Ended		As of or for the Three Months Ended
(dollars in thousands, except share and per share data)	3/31/2008	3/31/2007	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Consolidated Operations:
Revenues from sales of real estate	$154	141,298	154	20,629	122,824	125,364	141,298
Cost of sales of real estate	$28	112,908	28	13,399	275,340	171,594	112,908

Margin (a)	$126	28,390	126	7,230	(152,516)	(46,230)	28,390
Earnings from Bluegreen Corporation	$526	1,744	526	2,756	4,418	1,357	1,744
Selling, general and administrative expenses	$12,075	32,314	12,075	19,200	31,556	33,017	32,314
(Loss) income from continuing operations	$(11,797)	979	(11,797)	(9,189)	(169,980)	(58,195)	979
Income (loss) from discontinued operations	$1,366	(3)	1,366	848	812	108	(3)
Net (loss) income	$(10,431)	976	(10,431)	(8,341)	(169,168)	(58,087)	976

Basic (loss) earnings per share (b)
Continuing operations	$(0.12)	0.05	(0.12)	(0.10)	(8.41)	(2.88)	0.05
Discontinued operations	$0.01	—	0.01	0.01	0.04	0.01	—

Total basic (loss) earnings per share	$(0.11)	0.05	(0.11)	(0.09)	(8.37)	(2.87)	0.05

Diluted (loss) earnings per share (b)
Continuing operations	$(0.12)	0.05	(0.12)	(0.10)	(8.41)	(2.88)	0.05
Discontinued operations	$0.01	—	0.01	0.01	0.04	0.01	—

Total diluted (loss) earnings per share	$(0.11)	0.05	(0.11)	(0.09)	(8.37)	(2.87)	0.05

Weighted average shares outstanding — basic	96,257	20,217	96,257	96,256	20,220	20,218	20,217
Weighted average shares outstanding — diluted	96,257	20,228	96,257	96,256	20,220	20,218	20,228

Dividends declared per common share	$—	0.02	—	—	—	—	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	1341.7%	22.6%	1341.7%	90.0%	25.4%	26.0%	22.6%
Return on average shareholders’ equity, trailing 12 mos. (d)	(82.8%)	(2.2%)	(82.8%)	(77.6%)	(100.3%)	(20.4%)	(2.2%)
Ratio of debt to shareholders’ equity	105.1%	185.4%	105.1%	105.3%	510.0%	227.6%	185.4%
Ratio of debt to total capitalization	51.3%	65.0%	51.3%	51.3%	83.6%	69.5%	65.0%
Ratio of net debt to total capitalization	25.6%	58.8%	25.6%	14.9%	78.7%	62.9%	58.8%

Consolidated Financial Condition Data:
Cash and cash equivalents	$131,183	60,550	131,183	195,181	35,733	61,618	60,550
Inventory of real estate	234,223	844,598	234,223	227,290	580,104	776,211	844,598
Investment in Bluegreen Corporation	116,340	108,615	116,340	116,014	115,408	109,658	108,615
Total assets	688,694	1,129,487	688,694	712,851	900,392	1,096,585	1,129,487
Total debt	262,119	639,190	262,119	274,820	609,149	654,093	639,190
Total liabilities	439,374	784,715	439,374	451,745	780,959	809,244	784,715
Shareholders’ equity	249,320	344,772	249,320	261,106	119,433	287,341	344,772

Homebuilding Division (e):
Revenues from sales of real estate	$—	134,169	—	7,662	122,224	123,653	134,169
Cost of sales of real estate	—	107,603	—	6,747	267,210	171,006	107,603

Margin (a)	$—	26,566	—	915	(144,986)	(47,353)	26,566
Margin percentage (c)	—	19.8%	—	11.9%	(118.6%)	(38.3%)	19.8%
Gross orders (units)	—	285	—	62	206	478	285
Cancellations (units)	—	126	—	68	157	187	126
Net orders (units)	—	159	—	(6)	49	291	159
Net orders ( value)	—	43,900	—	(3,695)	12,872	62,326	43,900
Construction starts	—	254	—	4	236	235	254
Homes delivered	—	362	—	28	375	379	362
Average closing price of homes delivered (h)	$—	340	—	274	302	326	340
Backlog of homes (units)	—	1,045	—	—	631	957	1,045
Backlog of homes ($)	$—	359,029	—	—	197,404	297,832	359,029

Land Division (f):
Revenues from sales of real estate (i)	$154	777	154	13,116	757	1,917	777
Cost of sales of real estate (i)	28	72	28	6,636	256	483	72

Margin (a) (i)	$126	705	126	6,480	501	1,434	705
Margin percentage (c) (i)	81.8%	90.7%	81.8%	49.4%	66.2%	74.8%	90.7%
Acres sold	—	—	—	38	1	1	—
Inventory of real estate (acres) (g)	6,679	6,871	6,679	6,679	6,717	6,870	6,871
Inventory of real estate ($)	$195,068	195,394	195,068	189,903	212,704	204,611	195,394
Backlog of land (acres) — Third parties	260	74	260	259	291	98	74
Backlog of land ($) — Third parties	$78,488	21,124	78,488	77,888	92,451	29,013	21,124

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate. Homebuilding Division impairment charges and write-offs of deposits and pre-acquisition costs included in cost of sales for the quarters ended March 31, 2007; June 30, 2007 and September 30, 2007; totaled $282,000, $63.0 million and $154.3 million, respectively There were no impairment charges for the quarters ended March 31, 2008 and December 31, 2007.

(b)	Diluted (loss) earning per share takes into account the dilutive effect of our stock options and restricted stock using the treasury stock method and the dilution in earnings we recognize as a result of outstanding Bluegreen securities that entitle the holders thereof to acquire shares of Bluegreen’s common stock. The weighted average number of common shares outstanding in basic and diluted (loss) earnings per share for all prior periods presented have been retroactively adjusted for a number of shares representing a bonus element arising from the rights offering that closed at a higher price ($2.05) on October 1, 2007 than the offering price of $2.00 per share.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income (loss) by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end of the current period with the equity balance at the end of the same period in the prior year.

(e)	Backlog includes all homes subject to sales contracts.

(f)	There were no land sales to the Homebuilding Division during 2007. Any inter-segment transactions are eliminated in consolidation.

(g)	Estimated net saleable acres (subject to final zoning, permitting, and other governmental regulations / approvals). Includes approximately 56 acres related to assets held for sale as of March 31, 2008.

(h)	Average closing price of homes delivered excludes lot sales and land sales in the Homebuilding Division.

(i)	Consists of land sales, look back fees and revenue recognition of previously deferred revenue associated with percentage of completion accounting.

LEVITT CORPORATION
Land Development Properties
As of: 3/31/08

									$ Book	Acres Under
					Non-	Net		Saleable	value per	Contract	Saleable
		Type of		Total	Saleable	Saleable	Closed	Acres	Saleable	to Third	Acres
Project	Location	Project	Acquired	Acres	Acres (a)	Acres (a)	Acres	Remaining (c)	Acre ($000)	Parties (b)	Available (d)
Currently in Development

Tradition FL	St. Lucie County, FL	Mixed Use	'98 - '03	2,290	489	1,801	1,246	555		35	520
Tradition FL	St. Lucie County, FL	Mixed Use	'02 - '03	2,800	970	1,830	548	1,282			1,282
Tradition FL	St. Lucie County, FL	Mixed Use	2004	3,156	1,124	2,032	—	2,032		225	1,807

Tradition, FL	St. Lucie County, FL			8,246	2,583	5,663	1,794	3,869	25	260	3,609
Tradition SC	Jasper County, SC	Mixed Use	2005	5,390	2,417	2,973	163	2,810	—	—	2,810

Tradition, SC	Jasper County, SC			5,390	2,417	2,973	163	2,810	35	—	2,810

Total Currently in Development				13,636	5,000	8,636	1,957	6,679	$29	260	6,419

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Includes approximately 56 acres related to assets held for sale as of March 31, 2008.

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
Tradition, FL	3,609	13,000	7,500,000
Tradition, SC	2,810	8,500	1,500,000

Total	6,419	21,500	9,000,000

*	Based on current plans for these communities. Management does not expect to utilize the full residential density allowed by the existing entitlements.